Stag Wall Street Variable Universal Life (Series II)

Separate Account VL I

Hartford Life and Annuity Insurance Company

File No. 333-82866

Supplement Dated May 1, 2007 to the Prospectus

Dated May 1, 2007

Supplement Dated May 1, 2007 to Your Prospectus

The expense information for the Putnam VT Income Fund in the Annual Fund Operating Expense table is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Net Annual Fund Operating Expenses
Putnam VT Income Fund - Class IB*	0.61%	0.25%	0.12%	0.03%	1.01%	N/A	1.01	%(a)

(a)                                  “Total Net Annual Fund Operating Expenses” includes the amount from “Acquired Fund Fees and Expenses” column, which is an estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

In the Annual Fund Operating Expense table, under the column “Net Total Annual Operating Expenses,” the following is added as a footnote to the Putnam VT High Yield Fund:

(a)                                  “Total Net Annual Fund Operating Expenses” includes the amount from “Acquired Fund Fees and Expenses” column, which is an estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

Under the section, “Premiums,” the following bulleted paragraph is deleted and replaced with:

•                   If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy.  We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

This supplement should be retained with the prospectus for future reference.

HV-6105